Supplemental Information
March 31, 2012
National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
Phone: (615) 890-9100
Fax: (615) 225-3030
www.nhireit.com
Email: investor_relations@nhireit.com

CORPORATE

Disclaimer	:3
Company Profile	:4
Long-Term Growth	:5
Value Creation	:5
Dividend History	:5

FINANCIAL

Condensed Balance Sheets	:6
Condensed Statements of Income	:7
Funds From Operations - FFO	:8
Funds Available for Distribution - FAD	:9
EBITDA Reconciliation and Interest Coverage	:10

PORTFOLIO

Portfolio Summary	:11
Geographic Distribution	:12
Lease Renewal Years & Mortgage Maturities	:13

DEFINITIONS

Annualized Revenues	:14
EBITDA	:14
Facility Types	:14
Funds available for distribution - FAD	:14
Funds from operations - FFO	:14
Normalized FFO and Normalized FAD	:14
Investment (NBV)	:14
Total Annual Return	:14

CORPORATE

DISCLAIMER

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain “forward-looking” statements as that term is defined by the Private Securities Litigation Reform Act of 1995.  All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as “may”, “will”, “believes”, anticipates”, “expects”, “intends”, “estimates”, “plans”, and other similar expressions are forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the following risks, which are described in more detail under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2011:

•	We depend on the operating success of our customers (facility operators) for collection of our revenues during this time of uncertain economic conditions in the U.S.;

•	We are exposed to the risk that our tenants and borrowers may become subject to bankruptcy or insolvency proceedings;

•
We are exposed to risks related to governmental regulations and payors, principally Medicare and Medicaid, and the effect that lower reimbursement rates will have on our tenants' and borrowers' business;

•	We are exposed to the risk that the cash flows of our tenants and borrowers will be adversely affected by increased liability claims and general and professional liability insurance costs;

•	We are exposed to risks related to environmental laws and the costs associated with the liability related to hazardous substances;

•	We are exposed to the risk that we may not be indemnified by our lessees and borrowers against future litigation;

•	We depend on the success of future acquisitions and investments;

•	We depend on the ability to reinvest cash in real estate investments in a timely manner and on acceptable terms;

•	We may need to incur more debt in the future, which may not be available on terms acceptable to the Company;

•	We are exposed to the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties;

•	We are exposed to the risk that our assets may be subject to impairment charges;

•	We depend on the ability to continue to qualify as a real estate investment trust;

•	We have ownership limits in our charter with respect to our common stock and other classes of capital stock;

•
We are subject to certain provisions of Maryland law and our charter and bylaws that could hinder, delay or prevent a change in control transaction, even if the transaction involves a premium price for our common stock or our stockholders believe such transaction to be otherwise in their best interests.

In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation.

Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

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COMPANY PROFILE

ANALYST COVERAGE	INVESTOR RELATIONS CONTACT
Stifel Nicolaus & Company, Inc.	Roger R. Hopkins, CPA
J.J.B. Hilliard, W.L. Lyons, LLC	rhopkins@nhireit.com
JMP Securities, LLC	(615) 890-9100 ext. 108
Wells Fargo Securities, LLC
BMO Capital Markets Corp.
KeyBanc Capital Markets, Inc.

SENIOR MANAGEMENT	BOARD OF DIRECTORS
J. Justin Hutchens	W. Andrew Adams	J. Justin Hutchens
Chief Executive Officer and President	Venture Capital Investments	National Health Investors, Inc.

Roger R. Hopkins, CPA	Robert A. McCabe, Jr.	Robert T. Webb
Chief Accounting Officer	Pinnacle Financial Partners	Webb's Refreshments, Inc.

Kristin S. Gaines	Ted H. Welch
Chief Credit Officer	Ted Welch Investments

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation incorporated in 1991, is a real estate investment trust ("REIT") which invests in income-producing health care properties primarily in the long-term care and senior housing industries. Our mission is to invest in health care real estate which generates current income that will be distributed to stockholders. Our mission is to invest in health care real estate which generates current income that will be distributed to stockholders. We have pursued this mission by investing in leased properties and mortgage loans nationwide. These investments include skilled nursing facilities, assisted living facilities, medical office buildings, independent living facilities, and hospitals. We have funded these investments in the past through three sources of capital: (1) current cash flow, including principal prepayments from our borrowers, (2) the sale of equity securities, and (3) debt offerings, including bank lines of credit, the issuance of convertible debt instruments, and the issuance of ordinary debt.

Investor Snapshot as of March 31, 2012
Exchange:	NYSE	52 week Low/High:	$38.03	$50.90	Market Capitalization:	$1.36 billion
Symbol:	NHI	Dividend/Yield:	$2.60	5.33%
Closing Price:	$48.78	Shares Outstanding:	27,786,186

Revenue Snapshot as of March 31, 2012

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LONG-TERM GROWTH
VALUE CREATION

Total Annual Return
	NHI	S&P 500	NAREIT	S&P 500 - Standard & Poor's index of 500 large-cap common stocks
1 year	8.92%	8.52%	10.85%
5 years	17.66%	2.01%	(0.56)%
10 years	21.24%	4.12%	9.72%	NAREIT - FTSE NAREIT US Real Estate Index Series of all publicly traded REITs
15 years	10.43%	6.09%	8.88%
Since inception*	13.21%	8.66%	10.70%

*since inception of NHI in Oct. '91

DIVIDEND HISTORY

The Board of Directors approves a regular quarterly dividend which is reflective of expected taxable income on a recurring basis. Company transactions that are infrequent and non-recurring that generate additional taxable income have been distributed to shareholders in the form of special dividends.  Taxable income is determined in accordance with the Internal Revenue Code and differs from net income for financial statement purposes determined in accordance with US GAAP.

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FINANCIAL

CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	March 31, 2012	December 31, 2011
Assets:
Real estate properties:
Land	$49,114	$49,114
Buildings and improvements	487,396	487,396
Construction in progress	9,864	4,983
	546,374	541,493
Less accumulated depreciation	(150,063)	(146,698)
Real estate properties, net	396,311	394,795
Mortgage notes receivable, net	77,853	78,672
Investment in preferred stock, at cost	38,132	38,132
Cash and cash equivalents	6,927	15,886
Marketable securities	11,772	11,364
Accounts receivable, net	1,373	1,184
Straight-line rent receivable	9,768	8,706
Assets held for sale, net	29,381	29,381
Deferred costs and other assets	1,387	1,443
Total Assets	$572,904	$579,563

Liabilities and Stockholders' Equity:
Borrowings under revolving credit facility	$95,300	$97,300
Real estate purchase liabilities	9,478	9,478
Accounts payable and accrued expenses	2,818	3,483
Dividends payable	18,061	24,144
Deferred income	1,633	1,673
Total Liabilities	127,290	136,078

Commitments and Contingencies

Stockholders' Equity
Common stock, $.01 par value; 40,000,000 shares authorized; 27,786,186 and
27,751,208 shares issued and outstanding, respectively	278	278
Capital in excess of par value	467,110	465,678
Cumulative dividends in excess of net income	(29,363)	(29,652)
Unrealized gains on marketable securities	7,589	7,181
Total Stockholders' Equity	445,614	443,485
Total Liabilities and Stockholders' Equity	$572,904	$579,563

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CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31,
	2012	2011
Revenues:
Rental income	$21,307	$18,929
Mortgage interest income	1,702	1,596
Investment income and other	1,060	1,412
	24,069	21,937
Expenses:
Depreciation	3,365	2,868
Interest expense	575	(741)
Legal expense	91	188
Franchise, excise and other taxes	125	287
General and administrative	2,786	3,845
	6,942	6,447
Income from continuing operations	17,127	15,490
Discontinued operations
Income from operations - discontinued	1,223	1,304
Gain on sale of real estate	—	2,299
Income from discontinued operations	1,223	3,603
Net income	$18,350	$19,093

Weighted average common shares outstanding:
Basic	27,776,104	27,696,727
Diluted	27,803,222	27,796,109
Earnings per common share:
Basic:
Income from continuing operations	$.62	$.56
Discontinued operations	.04	.13
Net income per common share	$.66	$.69
Diluted:
Income from continuing operations	$.62	$.56
Discontinued operations	.04	.13
Net income per common share	$.66	$.69

Dividends declared per common share	$.65	$.615

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FUNDS FROM OPERATIONS (FFO)
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31,
	2012	2011
Net income	$18,350	$19,093
Elimination of certain non-cash items in net income:
Real estate depreciation in continuing operations	3,025	2,674
Real estate depreciation in discontinued operations	—	17
Net gain on sale of real estate	—	(2,299)
Funds from operations	$21,375	$19,485
Gains on sales of marketable securities	—	(154)
Change in fair value of interest rate swap agreement	—	(1,254)
Normalized FFO	$21,375	$18,077

BASIC
Weighted average common shares outstanding	27,776,104	27,696,727
FFO per common share	$.77	$.70
Normalized FFO per common share	$.77	$.65

DILUTED
Weighted average common shares outstanding	27,803,222	27,796,109
FFO per common share	$.77	$.70
Normalized FFO per common share	$.77	$.65

FFO payout ratio:
Dividends declared per common share	$.65	$.615
FFO per diluted share	$.77	$.70
	84.4%	87.9%

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FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31,
	2012	2011
Net income	$18,350	$19,093
Elimination of certain non-cash items in net income:
Depreciation in continuing operations	3,365	2,868
Depreciation in discontinued operations	—	16
Net gain on sale of real estate	—	(2,299)
Straight-line lease revenue, net	(1,062)	(910)
Non-cash stock based compensation	1,432	2,371
Funds available for distribution	$22,085	$21,139
Gains on sales of marketable securities	—	(154)
Change in fair value of interest rate swap agreement	—	(1,254)
Normalized FAD	$22,085	$19,731

BASIC
Weighted average common shares outstanding	27,776,104	27,696,727
FAD per common share	$.80	$.76
Normalized FAD per common share	$.80	$.71

DILUTED
Weighted average common shares outstanding	27,803,222	27,796,109
FAD per common share	$.79	$.76
Normalized FAD per common share	$.79	$.71

FAD payout ratio:
Dividends declared per common share	$.65	$.615
FAD per diluted share	$.79	$.76
	82.3%	80.9%

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EBITDA RECONCILIATION AND INTEREST COVERAGE RATIO
(in thousands)

	Three Months Ended
	March 31, 2012
	2012	2011

Net income	$18,350	$19,093
Interest expense[1]	575	513
Franchise, excise and other taxes	125	287
Depreciation	3,365	2,884
EBITDA	22,415	22,777

Interest expense	575	513

Interest Coverage Ratio	39:1	44:1

[1] excludes the change in fair value of an interest rate swap agreement in 2011

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PORTFOLIO

PORTFOLIO SUMMARY as of March 31, 2012

	Properties	Beds/Units/ Sq. Ft.	Investment (NBV)	YTD Revenue	% of segment
Leases
Skilled Nursing[1]	55	7,356	$220,536,000	$14,649,000	68.7%
Assisted Living	33	1,862	136,951,000	4,720,000	22.2%
Hospitals	3	181	27,081,000	1,196,000	5.6%
Independent Living	4	456	6,419,000	473,000	2.2%
Medical Office Buildings	2	88,517	4,603,000	269,000	1.3%
Total Leases	97		$395,590,000	$21,307,000	100.0%

[1] Skilled Nursing
NHC facilities*	38	5,274	$41,705,000	$9,598,000	45.0%
All other facilities	17	2,082	178,830,000	5,051,000	23.7%
	55	7,356	$220,535,000	$14,649,000	68.7%

* On October 17, 1991, the NHC facilities were transferred to NHI at their then current book value in a non-taxable exchange.

Mortgages
Skilled Nursing	26	2,605	$58,833,000	$1,191,000	70.0%
Assisted Living	3	266	7,150,000	211,000	12.4%
Hospital	1	70	11,870,000	300,000	17.6%
Total Mortgages	30	2,941	$77,853,000	$1,702,000	100.0%

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GEOGRAPHIC DISTRIBUTION as of March 31, 2012

	SNF	ALF	HOSP	ILF	MOB	TOTAL	YTD Revenue
Tennessee	20	3	1	2	—	26	$4,789,000
Florida	10	7	—	—	1	18	4,260,000
Texas	9	—	—	—	1	10	3,201,000
South Carolina	4	1	—	—	—	5	1,894,000
Arizona	1	4	1	—	—	6	1,284,000
Kentucky	2	—	1	—	—	3	1,186,000
Missouri	8	—	—	1	—	9	806,000
Minnesota	—	5	—	—	—	5	765,000
Michigan	—	4	—	—	—	4	609,000
Alabama	2	—	—	—	—	2	599,000
Virginia	7	—	—	—	—	7	570,000
Georgia	5	1	—	—	—	6	586,000
California	—	—	1	—	—	1	465,000
New Jersey	—	1	—	—	—	1	343,000
Idaho	1	—	—	1	—	2	243,000
Louisiana	—	4	—	—	—	4	395,000
Massachusetts	4	—	—	—	—	4	176,000
Kansas	5	—	—	—	—	5	154,000
New Hampshire	3	—	—	—	—	3	107,000
Illinois	—	1	—	—	—	1	129,000
Pennsylvania	—	1	—	—	—	1	101,000
Iowa	—	2	—	—	—	2	178,000
Indiana	—	1	—	—	—	1	143,000
Oregon	—	1	—	—	—	1	26,000
	81	36	4	4	2	127	$23,009,000

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LEASE RENEWAL YEARS AND MORTGAGE MATURITIES as of March 31, 2012

	2012	2013	2014	2015	2016 - 2019	2020 - 2023	Thereafter	TOTALS
Leases
Skilled Nursing
Annualized Revenue	$299,000	$—	$6,462,000	$—	$417,000	$39,546,000	$12,033,000	$58,757,000
Properties	1	—	6	—	1	39	8	55
Assisted Living
Annualized Revenue	—	1,376,000	—	—	2,511,000	1,676,000	13,370,000	18,933,000
Properties	—	1	—	—	4	4	24	33
Medical Office Buildings
Annualized Revenue	—	412,000	—	—	666,000	—	—	1,078,000
Properties	—	1	—	—	1	—	—	2
Independent Living
Annualized Revenue	—	—	—	—	—	1,899,000	—	1,899,000
Properties	—	—	—	—	—	4	—	4
Hospitals
Annualized Revenue	—	—	—	—	—	2,931,000	1,865,000	4,796,000
Properties	—	—	—	—	—	1	2	3

Total Annualized Revenues	$299,000	$1,788,000	$6,462,000	$—	$3,594,000	$46,052,000	$27,268,000	$85,463,000

Mortgages
Skilled Nursing
Annualized Revenue	$1,994,000	$326,000	$996,000	$142,000	$—	$—	$1,320,000	$4,778,000
Properties	10	1	8	1	—	—	6	26
Assisted Living
Annualized Revenue	—	—	435,000	—	409,000	—	—	844,000
Properties	—	—	2	—	1	—	—	3
Hospitals
Annualized Revenue	—	—	—	1,203,000	—	—	—	1,203,000
Properties	—	—	—	1	—	—	—	1

Total Annualized Revenues	$1,994,000	$326,000	$1,431,000	$1,345,000	$409,000	$—	$1,320,000	$6,825,000

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DEFINITIONS

Annualized Revenue
The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

EBITDA
Earnings before interest, taxes, depreciation and amortization

Facility Types
ALF - Assisted living facility                 HOSP - Hospital
ILF - Independent living facility                 MOB - Medical office building
SNF -Skilled nursing facility

Funds available for distribution - FAD
FAD is usually calculated by subtracting from Funds from Operations (FFO) both expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream (e.g., new carpeting and drapes in apartment units, leasing expenses and tenant improvement allowances) and "straight-lining" of rents. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FAD, caution should be exercised when comparing our Company's FAD to that of other REITs. FAD in and of itself does not represent cash generated from operating activities in accordance with GAAP (FAD does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Funds from operations - FFO
FFO is an important supplemental measure of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation. The term FFO was designed by the REIT industry to address this issue. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company's FFO to that of other REITs. FFO in and of itself does not represent cash generated from operating activities in accordance with GAAP (FFO does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Normalized FFO & Normalized FAD
Normalized FFO and Normalized FAD excludes from FFO and FAD, respectively, any material one-time items reflected in GAAP net income. Excluded items may include, but are not limited to, impairment of assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, recoveries of previous write-downs, and changes in the fair value of interest rate swap agreements.

Investment (NBV)
The term Investment (NBV) refers to the net carrying value of our real estate and mortgage investments.

Total Annual Return
The term Total Annual Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

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